                               MOBIL CORPORATION
                               -----------------

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each of the under-signed directors and/or officers of Mobil Corporation, a Delaware corporation, hereby constitutes and appoints WALTER R. ARNHEIM, PETER J. ANTICO, CAROLE J. YALEY and GORDON G. GARNEY his or her true and lawful attorneys-in-fact and agents to execute in his or her name and capacity the 1997 annual report on Form 10-K of this Corporation and any amendments to such annual report with all exhibits thereto, and any and all documents in connection therewith pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, each of such persons having full power to act without the others;

     AND FURTHER, that each of the undersigned directors and/or officers of the Corporation hereby grants to said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.

     IN WITNESS WHEREOF, the undersigned, as directors and/or officers of said Mobil Corporation or as individuals, have here- unto set their hands and seals as of the 27th day of February, 1998.


                              /s/ Lucio A. Noto
NAME AND TITLE                ___________________________________
                              Lucio A. Noto, Director, Chairman
                              of the Board, Principal Executive
                              Officer


                              /s/ Thomas C. DeLoach, Jr.
NAME AND TITLE                ____________________________________
                              Thomas C. DeLoach, Jr., Senior Vice
                              President, Principal Financial Officer
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                                    -2-


                              /s/ Peter J. Antico
NAME AND TITLE                ____________________________________
                              Peter J. Antico, Assistant Controller,
                              Principal Accounting Officer


                              /s/ Lewis M. Branscomb
NAME AND TITLE                ____________________________________
                              Lewis M. Branscomb, Director


                              /s/ Donald V. Fites
NAME AND TITLE                ____________________________________
                              Donald V. Fites, Director


                              /s/ Charles A. Heimbold, Jr.
NAME AND TITLE                ____________________________________
                              Charles A. Heimbold, Jr., Director


                              /s/ Allen F. Jacobson
NAME AND TITLE                ____________________________________
                              Allen F. Jacobson, Director


                              /s/ Samuel C. Johnson
NAME AND TITLE                ____________________________________
                              Samuel C. Johnson, Director


                              /s/ Helene L. Kaplan
NAME AND TITLE                ____________________________________
                              Helene L. Kaplan, Director


                              /s/ J. Richard Munro
NAME AND TITLE                ____________________________________
                              J. Richard Munro, Director


                              /s/ Aulana L. Peters
NAME AND TITLE                ____________________________________
                              Aulana L. Peters, Director


                              /s/ Eugene A. Renna
NAME AND TITLE                ____________________________________
                              Eugene A. Renna, Director
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                                    -3-


                              /s/ Charles S. Sanford, Jr.
NAME AND TITLE                ____________________________________
                              Charles S. Sanford, Jr., Director


                              /s/ Robert G. Schwartz
NAME AND TITLE                ____________________________________
                              Robert G. Schwartz, Director


                              /s/ Robert O. Swanson
NAME AND TITLE                ____________________________________
                              Robert O. Swanson, Director


                              /s/ Iain D. T. Vallance
NAME AND TITLE                ____________________________________
                              Iain D. T. Vallance, Director